Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


[GRAPHIC OMITTED]


STRUCTURED PRODUCTS

Prospectus
November 30, 2001
(as revised May 1, 2002)

DELAWARE
Diversified Growth Fund
Class A o Class B o Class C

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

.....................................................
Fund profile                           page 2
Delaware Diversified Growth Fund            2
.....................................................
How we manage the Fund                 page 4
Our investment strategy                     4
The securities we typically invest in       5
The risks of investing in the Fund          6
.....................................................
Who manages the Fund                   page 7
Investment manager                          7
Portfolio managers                          7
Who's who?                                  8
.....................................................
About your account                     page 9
Investing in the Fund                       9
  Choosing a share class                    9
How to reduce your sales charge            11
How to buy shares                          12
How to redeem shares                       14
Account minimums                           15
Special services                           16
Exchanges                                  16
Dividends, distributions and taxes         17
Certain management considerations          17
.....................................................
Financial highlights                  page 18
.....................................................
Glossary                              page 20

Profile: Delaware Diversified Growth Fund

What is the Fund's goal?

     Delaware Diversified Growth Fund seeks capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

Who should invest in the Fund

     o  Investors with long-term financial goals.

     o  Investors seeking an investment primarily in common stocks.

     o Investors seeking exposure to the capital appreciation opportunities of large-sized companies.

Who should not invest in the Fund

     o  Investors with short-term financial goals.

     o  Investors whose primary goal is current income.

     o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

What are the Fund's main investment strategies? We invest primarily in stocks of companies that we believe have growth potential that exceeds the average anticipated growth rate of companies in the S&P 500 Index. Typically the stocks selected for the portfolio will have one or more of the following characteristics based on a comparison to the S&P 500 Composite Stock Index: higher expected earnings growth, higher expected revenue growth, improving earnings estimates, or better margins.

In evaluating companies, we use a two-fold approach. First, we rank a broad universe of companies using what is known as a quantitative model. We then do additional qualitative research on the companies that appear most promising. A quantitative approach generally utilizes a computer program to evaluate a large number of stocks based on a variety of pre-selected characteristics for the stocks. We combine that with additional hands-on research that might evaluate such factors as the quality of the company's management, new product lines, the outlook for the industry and competitive pressures they might be facing. We seek to identify companies that are highly ranked by our quantitative screening and also look promising from a qualitative perspective.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices, which can be caused by a decline in the stock market or poor performance from specific companies that can result from negative earnings reports or dividend reductions.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 6.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

How has Delaware Diversified Growth Fund performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past four calendar years, as well as the average annual returns of these shares for one-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see the footnotes on page 3 for additional information about the expense caps.

As of September 30, 2001, the Fund's A Class had a calendar year-to-date return of -30.20%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 25.02% for the quarter ended December 1999 and its lowest return was -22.18% for the quarter ended December 2000.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table below do include the sales charge.

[GRAPHIC OMITTED]

                                             Year-by-year total return (Class A)

             17.53%        10.10%        26.12%     -22.43%
             ------        ------        ------     -------
              1997          1998          1999        2000

--------------------------------------------------------------------------------

                              Average annual returns for periods ending 12/31/00

                                   1 year          Lifetime
                                              (Inception 12/2/96)
-----------------------------------------------------------------
Class A                            -26.92%          4.05%
Russell 1000 Growth Index          -22.42%         16.43%
S&P 500 Index                       -9.10%         17.20%

The Fund's returns above are compared to the performance of the Russell 1000 Growth Index and S&P 500 Index. You should remember that unlike the Fund, each Index is unmanaged and doesn't include the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above.

Currently, the Fund's benchmark is the S&P 500 Index, which measures the performance of mostly large-capitalization U.S. companies. In the future, the Fund will use the Russell 1000 Growth Index as its benchmark because it more accurately represents the investment strategies of the Fund.

What are the Fund's fees and expenses?

                                    CLASS                                                   A           B          C
-------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid         Maximum sales charge (load) imposed on
directly from your investments        purchases as a percentage of offering price         5.75%       none        none
when you buy or sell shares of      Maximum contingent deferred sales charge (load)
the Fund.                             as a percentage of original purchase price or
                                      redemption price, whichever is lower                 none(1)      5%(2)       1%(3)
                                    Maximum sales charge (load) imposed on
                                      reinvested dividends                                 none       none        none
                                    Redemption fees                                        none       none        none
-------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses      Management fees                                        0.65%      0.65%       0.65%
are deducted from the Fund's        Distribution and service (12b-1) fees                  0.25%(4)   1.00%       1.00%
assets.                             Other expenses                                         0.62%      0.62%       0.62%
                                    Total annual fund operating expenses                   1.52%      2.27%       2.27%
                                    Fee waivers and payments(5)                           (0.07%)    (0.07%)     (0.07%)
                                    Net expenses                                           1.45%      2.20%       2.20%


                                    CLASS(7)          A        B              B        C              C
                                                                   (if redeemed)           (if redeemed)
--------------------------------------------------------------------------------------------------------
This example is intended to
help you compare the cost of         1 year        $714     $223           $723     $223           $323
investing in the Fund to the         3 years     $1,021     $703         $1,003     $703           $703
cost of investing in other           5 years     $1,350   $1,209         $1,409   $1,209         $1,209
mutual funds with similar            10 years    $2,278   $2,411         $2,411   $2,600         $2,600
investment objectives. We show
the cumulative amount of Fund
expenses on a hypothetical
investment of $10,000 with an
annual 5% return over the time
shown.(6) This is an example
only, and does not represent
future expenses, which may be
greater or less than those
shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) Class A shares are subject to a 12b-1 fee of 0.30% of average daily net assets. However, the distributor has contracted to waive a portion of that 12b-1 fee through April 30, 2003 in order to prevent total 12b-1 plan expenses from exceeding 0.25% of average daily net assets. The distributor waived the 12b-1 fees from the Fund's inception through April 30, 2002. Had the 12b-1 fees not been waived, the Fund's returns shown above would have been lower.
(5) The investment manager has contracted to waive fees and pay expenses through April 30, 2003 in order to prevent total operating expenses (excluding taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 1.20% of average daily net assets.
(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten.
(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

Our investment strategy

We utilize a quantitative model to rank a broad universe of stocks using both growth characteristics (earnings growth, revenue growth, margin expansion, improving business fundamentals) and value characteristics (low price-to-earnings ratio, low price to book ratio, low price to cash flow ratio). Based on the ranking, we then do fundamental research on the most attractive companies. We conduct research to evaluate other aspects of a company including the quality of management, the outlook for the industry, new product lines, and competitive pressures. A combination of these two analyses is used to select stocks for the portfolio. We rely more heavily on the initial quantitative ranking in our final selection.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.


For Delaware Diversified Growth Fund, we strive to identify stocks of companies that appear to have greater growth potential than the average of the companies in the S&P 500 Index. We typically evaluate a company in relation to the overall stock market as represented by the S&P 500 Index.

The investment objective of Delaware Diversified Growth Fund is to achieve capital appreciation with current income as a secondary objective. The Fund seeks to achieve this objective by investing primarily in the stocks of companies that have earnings that are increasing faster than the overall market. The Fund will generally invest in companies currently having a market capitalization of at least $3 billion, although the Fund may invest in securities with lower market capitalizations. The manager seeks companies that have one or more of the following characteristics in relation to the market as represented by the S&P 500 Index:

o higher expected earnings growth;

o higher expected revenue growth;

o improving earning estimates; or

o stronger balance sheet.

The manager ranks a broad universe of stocks using quantitative models that assess each company on a variety of growth and value characteristics such as those mentioned above. Generally speaking, a growth oriented strategy typically concentrates on stocks with earnings that the manager believes will grow faster than the overall market. A value orientation, on the other hand, focuses on stocks that the manager believes are undervalued in price and will eventually be recognized by the market. A composite ranking is generated which seeks to identify companies with solid or improving fundamentals and favorable valuations. The manager will then perform qualitative assessments of these companies in selecting securities that the manager believes will best help the Fund achieve its objectives. In selecting portfolio securities, the manager will structure a portfolio that is weighted towards those securities that are more highly ranked by the quantitative models.

Delaware Diversified Growth Fund's investment objective is non-fundamental. This means the Board of Trustees may change the Fund's objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks generally offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                     How we use them
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership          Generally, we invest 85% to 100% of net assets in common
in a corporation. Stockholders participate in the                     stock. We will generally invest in companies of at least $3
corporation's profits and losses, proportionate to the                billion in market capitalization, but may also invest in
number of shares they own.                                            smaller companies.

Foreign Stocks and Depositary Receipts: Foreign stocks are            We may invest up to 20% of the Fund's net assets in foreign
those issued by a company that is located in a foreign                companies directly or indirectly through American, Global or
country, has the majority of its assets in a foreign company          European Depositary Receipts. We would typically hold
or generates the majority of its operating income in a                Depositary Receipts when we believe they offer greater
foreign country. Depositary receipts are issued by a U.S. or          appreciation potential than U.S. securities. Investing
foreign bank and represent the bank's holdings of a stated            directly in international securities is not typically a
number of shares of a foreign corporation. A Depositary               significant component of our strategy.
Receipt entitles the holder to all dividends and capital
gains earned by the underlying foreign shares. ADRs are
bought and sold the same as U.S. securities.

Repurchase agreements: An agreement between a buyer of                Typically, we use repurchase agreements as a short-term
securities, such as the Fund, and a seller of securities in           investment for the Fund's cash position. In order to enter
which the seller agrees to buy the securities back within a           into these repurchase agreements, the Fund must have
specified time at the same price the buyer paid for them,             collateral of 102% of the repurchase price. The Fund will
plus an amount equal to an agreed upon interest rate.                 only enter into repurchase agreements in which the
Repurchase agreements are often viewed as equivalent to               collateral is comprised of U.S. government securities.
cash.

Restricted securities: Privately placed securities whose              We may invest in privately placed securities including those
resale is restricted under securities law.                            that are eligible for resale only among certain
                                                                      institutional buyers without registration, commonly known as
                                                                      Rule 144A Securities.

Options and Futures: Options represent a right to buy or              If we have stocks that have unrealized gains because of past
sell a security or a group of securities at an agreed upon            appreciation, we may want to protect those gains when we
price at a future date. The purchaser of an option may or             anticipate adverse conditions. We might use options or
may not choose to go through with the transaction.                    futures to neutralize the effect of any price declines,
                                                                      without selling the security. We may also use options and
Futures contracts are agreements for the purchase or sale of          futures to quickly invest excess cash so that the portfolio
a security or a group of securities at a specified price, on          is generally fully invested.
a specified date. Unlike an option, a futures contract must
be executed unless it is sold before the settlement date.             Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.
Options and futures are generally considered to be
derivative securities.

Illiquid securities: Securities that do not have a ready              We may invest up to 15% of net assets in illiquid securities.
market, and cannot be easily sold within seven days at
approximately the price that a fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------

The Fund may also invest in other securities, including preferred stock, real estate investment trusts, warrants and either equity or debt securities that are convertible into stocks. Please see the Statement of Additional Information for additional information on these securities as well as those listed in the table above.

Lending securities The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Fund.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

Temporary defensive positions For temporary defensive purposes, we may hold a substantial part of the Fund's assets in bonds, cash or cash equivalents. To the extent that the Fund holds these securities, it may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Fund bought and sold all of the securities in its portfolio once in the course of the year. High turnover can result in increased transaction costs and tax liability for investors and may affect the Fund's performance.

The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                           Risks                                                   How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market - like the stock or bond               stocks we believe can appreciate over an extended time frame
market - will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                  predict overall stock market movements and though we may
confidence.                                                           hold securities for any amount of time, we generally do not trade for short-term purposes.

Industry and security risk is the risk that the value of              We limit the amount of the Fund's assets invested in any one
securities in a particular industry or the value of an                industry and in any individual security. We also follow a
individual stock or bond will decline because of changing             rigorous selection process before choosing securities and
expectations for the performance of that industry or for the          continuously monitor them while they remain in the
individual company issuing the stock.                                 portfolio.

Futures and options risk is the possibility that a fund may           We will not use futures and options for speculative reasons.
experience a loss if it employs an options or futures                 We may use options and futures to protect gains in the
strategy related to a security or a market index and that             portfolio without actually selling a security. We may also
security or index moves in the opposite direction from what           use options and futures to quickly invest excess cash so
the manager anticipated. Futures and options also involve             that the portfolio is generally fully invested.
additional expenses, which could reduce any benefit or
increase any loss that a fund gains from using the strategy.

Foreign risk is the risk that foreign securities may be               Investing in foreign securities is not a significant part of
adversely affected by political instability, changes in               our strategy. We may not invest more than 20% of net assets
currency exchange rates, foreign economic conditions or               in direct and indirect holdings of foreign securities.
inadequate regulatory and accounting standards.

Liquidity risk is the possibility that securities cannot be           We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------

Who manages the Fund

Investment manager
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.65% as a percentage of average daily net assets for the last fiscal year, after giving effect to voluntary waivers by the manager.

Portfolio managers
J. Paul Dokas has primarily responsibility for making day-to-day investment decisions for the Fund. When making investment decisions for the Fund, Mr. Dokas regularly consults with Christopher S. Adams and Robert E. Ginsberg.

J. Paul Dokas, Senior Vice President/Director of Research - Quantitative, leads Delaware's Structured Products Team in the portfolio management of over $3 billion in assets. He is also responsible for quantitative research used to develop and refine existing investment services and for making asset-allocation decisions for various Delaware portfolios. He joined Delaware Investments in 1997 from Bell Atlantic Corporation, where he was Director of Trust Investment Management. He earned a bachelor's degree at Loyola College in Baltimore and a MBA degree at the University of Maryland. He is a CFA charterholder. Mr. Dokas is member of AIMR, a member of the Society of Quantitative Analysts and a Director of the Philadelphia Society of Financial Analysts.

Christopher S. Adams, Vice President/Senior Equity Analyst I, is a member of the portfolio construction group within the Delaware Structured Products Team. He also performs analysis and research to support the portfolio management function. He joined Delaware Investments in 1995 after several years' experience in the financial services industry in the U.S. and U.K. Mr. Adams holds both bachelor's and masters degrees in History and Economics from Oxford University, England and received a MBA with dual majors in Finance and Insurance/Risk Management from the Wharton School of the University of Pennsylvania. He is a CFA charterholder. Mr. Adams is a member of AIMR and the Philadelphia Society of Financial Analysts.

Robert E. Ginsberg, Vice President/Senior Equity Analyst, is a member of the portfolio construction group within the Delaware Structured Products Team. He also performs analysis and research to support the portfolio management function. He joined Delaware Investments in 1997 from Andersen Consulting, where he was a consultant working primarily with financial services companies. Mr. Ginsberg graduated magna cum laude from the Wharton School of Business at the University of Pennsylvania with a degree in Economics with a concentration in Finance. He is currently studying for a MBA at the Wharton School of the University of Pennsylvania. Mr. Ginsberg is a CFA charterholder. He is a member of AIMR and the Philadelphia Society of Financial Analysts.

Who's who?

This shows the various organizations involved with managing, administering and servicing the Delaware Investments funds.

                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------       The Fund       ------------------     JPMorgan Chase Bank
    2005 Market Street                                -------------------                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------                2005 Market Street                  Service agent
  Portfolio managers                    Philadelphia, PA 19103-7094       Delaware Service Company, Inc.
(see page 7 for details)                ---------------------------             2005 Market Street
----------------------------                          |                    Philadelphia, PA 19103-7094
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                       Financial intermediary wholesaler       |
                                     Lincoln Financial Distributors, Inc.      |
                                             2001 Market Street                |
                                         Philadelphia, PA 19103-7055           |
                                     ------------------------------------      |
                                                                               |
                                                               ------------------
                                                               Financial advisors
                                                               ------------------
                                                                       |
                                                                  -------------
                                                                  Shareholders
                                                                  -------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, Delaware Diversified Growth Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisors Financial advisors provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

Choosing a share class

Class A

     o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

     o If you invest $50,000 or more, your front-end sales charge will be reduced.

     o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

     o Absent 12b-1 fee waivers, Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

     o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.


Class A sales charges

---------------------------------------------------------------------------------------------------------
                            Sales charge as %            Sales charge as %         Dealer's commission as
Amount of purchase          of offering price            of amount invested        % of offering price
---------------------------------------------------------------------------------------------------------
Less than $50,000                5.75%                          6.10%                     5.00%

$50,000 but
under $100,000                   4.75%                          4.99%                     4.00%

$100,000 but
under $250,000                   3.75%                          3.90%                     3.00%

$250,000 but
under $500,000                   2.50%                          2.56%                     2.00%

$500,000 but
under $1 million                 2.00%                          2.04%                     1.60%
---------------------------------------------------------------------------------------------------------

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year after your purchase and 0.50% if you redeem them within the second year after your purchase, unless a specific waiver of the charge applies.

---------------------------------------------------------------------------------------------------------
                            Sales charge as %            Sales charge as %         Dealer's commission as
Amount of purchase          of offering price            of amount invested        % of offering price
---------------------------------------------------------------------------------------------------------
$1,000,000 up to $5 million      none                           none                      1.00%

Next $20 million
up to $25 million                none                           none                      0.50%

Amount over $25 million          none                           none                      0.25%
---------------------------------------------------------------------------------------------------------

Class B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, absent 12b-1 fee waivers, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%, which is currently being waived. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.


Class C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends on these shares are lower than dividends on Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Share class
Program                      How it works                                   A                   B                          C
------------------------------------------------------------------------------------------------------------------------------------
Letter of Intent             Through a Letter of Intent you                 X                 Although the Letter of Intent and
                             agree to invest a certain                                        Rights of Accumulation do not apply
                             amount in Delaware Investments                                   to the purchase of Class B and Class
                             Funds (except money market                                       C shares, you can combine your
                             funds with no sales charge)                                      purchase of Class A shares with your
                             over a 13-month period to                                        purchase of Class B and Class C
                             qualify for reduced front-end                                    shares to fulfill your Letter of
                             sales charges.                                                   Intent or qualify for Rights of
                                                                                              Accumulation.

Rights of Accumulation       You can combine your holdings                  X
                             or purchases of all funds in
                             the Delaware Investments
                             family (except money market
                             funds with no sales charge) as
                             well as the holdings and
                             purchases of your spouse and
                             children under 21 to qualify
                             for reduced front-end sales
                             charges.

Reinvestment of              Up to 12 months after you              For Class A, you will     For Class B, your     Not available.
Redeemed Shares              redeem shares, you can                 not have to pay an        account will be
                             reinvest the proceeds without          additional front-end      credited with the
                             paying a sales charge as noted         sales charge.             contingent deferred
                             to the right.                                                    sales charge you
                                                                                              previously paid on
                                                                                              the amount you are
                                                                                              reinvesting. Your
                                                                                              schedule for
                                                                                              contingent deferred
                                                                                              sales charges and
                                                                                              conversion to Class
                                                                                              A will not start
                                                                                              over again; it will
                                                                                              pick up from the
                                                                                              point at which you
                                                                                              redeemed your
                                                                                              shares.

SIMPLE IRA, SEP/IRA,         These investment plans may                     X                 There is no reduction in sales
SAR/SEP, Prototype Profit    qualify for reduced sales                                        charges for Class B or Class C shares
Sharing, Pension, 401(k),    charges by combining the                                         for group purchases by retirement
SIMPLE 401(k), 403(b)(7),    purchases of all members of                                      plans.
and 457 Retirement Plans     the group. Members of these
                             groups may also qualify to
                             purchase shares without a
                             front-end sales charge and may
                             qualify for a waiver of any
                             contingent deferred sales
                             charges.
------------------------------------------------------------------------------------------------------------------------------------

How to buy shares

[PERSON OMITTED]

Through your financial advisor
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

[ENVELOPE OMITTED]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.


[WIRE OMITTED]

By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[ARROWS OMITTED]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[KEYPAD OMITTED]

Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act; or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans
In addition to being an appropriate investment for your IRA, Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

How to redeem shares

[PERSON OMITTED]

Through your financial advisor
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

[ENVELOPE OMITTED]

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[TELEPHONE OMITTED]

By telephone
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[WIRE OMITTED]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[KEYPAD OMITTED]

Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service. For more information about how to sign up for this service, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we (or an authorized agent) receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs and Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts or accounts with automatic investing plans and $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, your Fund may redeem your account after 60 days' written notice to you.

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.
--------------------------------------------------------------------------------

Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Online Account Access
Account access is a password protected area of the Delaware Investments Web site that gives you access to your account information and allows you to perform transactions in a secure environment.

Electronic Delivery
With Delaware eDelivery you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges
You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's Prospectus and read it carefully before buying shares through an exchange.

Dividends, distributions and taxes

Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Investments by fund of funds and investment vehicles that operate similarly to funds of funds

The Fund accepts investments from funds of funds, including those within the Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by the funds of funds and/or similar investment vehicles and will attempt to minimize any adverse effects on both the Fund and the funds of funds and/or similar investment vehicles as a result of these transactions.

Financial highlights

                                                                                                                         Class A
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Period
                                                                                                          Year ended  12/02/96(1)
                             Delaware Diversified                                                               9/30     through
                             Growth Fund                                      2001        2000       1999       1998     9/30/97
                             -----------------------------------------------------------------------------------------------------
                             Net asset value, beginning of period           $12.350     $10.300    $ 8.990    $10.160    $ 8.500
The Financial highlights
table is intended to help    Income (loss) from investment operations:
you understand the Fund's
financial performance.       Net investment income (loss)(2)                 (0.013)     (0.032)     0.036      0.082      0.067
All "per share"
information reflects         Net realized and unrealized gain (loss)
financial results for a        on investments                                (5.162)      2.544      1.354     (0.755)     1.601
single Fund share. This                                                     -------     -------    -------     -------   -------
information has been
audited by Ernst & Young     Total from investment operations                (5.175)      2.512      1.390     (0.673)     1.668
LLP, whose report, along                                                    -------     -------    -------     -------   -------
with the Fund's financial
statements, is included      Less dividends and distributions:
in the Fund's annual
report, which is             Distributions from net investment income            --      (0.012)    (0.080)    (0.076)    (0.008)
available upon request by
calling 800 523-1918.        Distributions from net realized gain
Financial highlights for       on investments                                (1.165)     (0.450)        --     (0.421)        --
Class B and Class C
shares are not shown         In excess of net realized gain on investments   (0.070)         --         --         --         --
because these shares
commenced operations         Total dividends and distributions               (1.235)     (0.462)    (0.080)     (0.497)   (0.008)
after the close of the                                                      -------     -------    -------     -------   -------
Fund's fiscal year.
                             Net asset value, end of period                 $ 5.940     $12.350    $10.300     $ 8.990   $10.160
                                                                            =======     =======    =======     =======   =======
                             Total return(3)                                (45.68%)     24.61%     15.52%      (6.91%)   19.64%

                             Ratios and supplemental data:

                             Net assets, end of period (000 omitted)            $26         $47        $10         $12        $8

                             Ratio of expenses to average net assets          0.75%       0.75%      0.75%       0.75%     0.75%

                             Ratio of expenses to average net assets
                               prior to expense limitation and expenses
                               paid indirectly                                1.12%       1.13%      1.28%        2.28%    1.70%

                             Ratio of net investment income (loss)
                               to average net assets                         (0.17%)     (0.26%)     0.36%        0.83%    0.91%

                             Ratio of net investment income (loss)
                               to average net assets prior to expense
                               limitation and expenses paid indirectly       (0.54%)     (0.64%)     0.17%       (0.70%)   0.03%

                             Portfolio turnover                                 67%         91%       120%         163%      84%
                             -----------------------------------------------------------------------------------------------------

(1) Date of initial public offering; ratios have been annualized but total return has not been annualized.
(2) Per share information for the years ended September 30, 2001, 2000, 1999 and 1998 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value, reflects expense waivers by the manager and distributor, and does not reflect the impact of a sales charge.

How to read the Financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain  (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of a fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover Rate
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover rate has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary

How to use this glossary

This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.
------------------------------------------------------------------------------

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Currency exchange rates
The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic and other factors.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.und's organization, investments, policies and risks.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 Index
The S&P 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return varies from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gifts to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Diversified Growth Fund


Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the SAI, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Web site
www.delawareinvestments.com

E-mail
service@delinvest.com

Shareholder Service Center
800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern
Time:

o For fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

Delaphone Service
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-4413

Delaware Diversified Growth Fund Symbols

                     CUSIP            NASDAQ
                     -----            ------
         Class A    24610A109         DGDAX
         Class B    24610A208         DGDBX
         Class C    24610A307         DGDCX

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


PR-133 [--] BUR 4/02
(J8097)

STRUCTURED PRODUCTS


[GRAPHIC OMITTED]


Prospectus
November 30, 2001
(as revised May 1, 2002)










Delaware
Diversified Growth Fund
Institutional Class

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.


Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

Table of contents

.................................................................................
Fund profile                                                           page 2
Delaware Diversified Growth Fund                                       page 2
.................................................................................
How we manage the Fund                                                 page 4
Our investment strategy                                                     4
The securities we typically invest in                                       5
The risks of investing in the Fund                                          6
.................................................................................
Who manages the Fund                                                   page 7
Investment manager                                                          7
Portfolio managers                                                          7
Who's who?                                                                  8
.................................................................................
About your account                                                     page 9
Investing in the Fund                                                       9
How to buy shares                                                          10
How to redeem shares                                                       12
Account minimum                                                            13
Exchanges                                                                  13
Dividends, distributions and taxes                                         13
Certain management considerations                                          13
.................................................................................
Financial highlights                                                  page 14
.................................................................................
Glossary                                                              page 16

Profile: Delaware Diversified Growth Fund

What is the Fund's goal?

   Delaware Diversified Growth Fund seeks capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

Who should invest in the Fund

   o        Investors with long-term financial goals.

   o        Investors seeking an investment primarily in common stocks.

   o Investors seeking exposure to the capital appreciation opportunities of large-sized companies.

Who should not invest in the Fund

   o        Investors with short-term financial goals.

   o        Investors whose primary goal is current income.

   o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

What are the Fund's main investment strategies? We invest primarily in stocks of companies that we believe have growth potential that exceeds the average anticipated growth rate of companies in the S&P 500 Index. Typically the stocks selected for the portfolio will have one or more of the following characteristics based on a comparison to the S&P 500 Composite Stock Index: higher expected earnings growth, higher expected revenue growth, improving earnings estimates, or better margins.

In evaluating companies, we use a two-fold approach. First, we rank a broad universe of companies using what is known as a quantitative model. We then do additional qualitative research on the companies that appear most promising. A quantitative approach generally utilizes a computer program to evaluate a large number of stocks based on a variety of pre-selected characteristics for the stocks. We combine that with additional hands-on research that might evaluate such factors as the quality of the company's management, new product lines, the outlook for the industry and competitive pressures they might be facing. We seek to identify companies that are highly ranked by our quantitative screening and also look promising from a qualitative perspective.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices, which can be caused by a decline in the stock market or poor performance from specific companies that can result from negative earnings reports or dividend reductions.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 6.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


How has Delaware Diversified Growth Fund performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class have varied over the past four calendar years, as well as the average annual returns of these shares for one-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes on page 3 for additional information about the expense caps.

As of September 30, 2001, the Fund's Institutional Class had a calendar year-to-date return of -30.20%. During the periods illustrated in this bar chart, the Class' highest quarterly return was 24.92% for the quarter ended December 1999 and its lowest return was -22.18% for the quarter ended December 2000.

                                 Year-by-year total return (Institutional Class)




                   17.53%   10.10%   26.02%   -22.37%
                   ------   ------   ------   -------
                    1997     1998     1999      2000

How has Delaware Diversified Growth Fund performed? (continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                  Average annual returns for periods ending 12/31/00

                                                                                                                      Lifetime
                                                                                                    1 year       (Inception 12/2/96)
------------------------------------------------------------------------------------------------------------------------------------
                                                                Institutional Class                 -22.37%             5.57%
                                                                Russell 1000 Growth Index           -22.42%            16.93%
                                                                S&P 500 Index                        -9.10%            17.20%

The Fund's returns above are compared to the performance of the Russell 1000 Growth Index and S&P 500 Index. You should remember that unlike the Fund, each Index is unmanaged and doesn't include the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Currently, the Fund's benchmark is the S&P 500 Index, which measures the performance of mostly large-capitalization U.S. companies.
In the future, the Fund will use the Russell 1000 Growth Index as its benchmark because it more accurately represents the more investment strategies of the Fund.

What are the Fund's fees and expenses?
------------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your investments     Maximum sales charge (load) imposed on purchases
when you buy or sell shares of the Institutional Class.          as a percentage of offering price                            none

                                                                Maximum contingent deferred sales charge (load)
                                                                 as a percentage of original purchase price or
                                                                 redemption price, whichever is lower                         none

                                                                Maximum sales charge (load) imposed on
                                                                 reinvested dividends                                         none

                                                                Redemption fees                                               none

                                                                Exchange fees(1)                                              none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted from the            Management fees                                               0.65%
Fund's assets.
                                                                Distribution and service (12b-1) fees                         none

                                                                Other expenses                                                0.62%

                                                                Total annual fund operating expense                           1.27%

                                                                Fee waivers and payments                                     (0.07%)

                                                                Total expenses(2)                                             1.20%
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of        1 year                                                       $ 122
investing in the Fund to the cost of investing in other mutual
funds with similar investment objectives. We show the           3 years                                                      $ 396
cumulative amount of Fund expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time    5 years                                                      $ 690
shown.(3) This is an example only, and does not represent
future expenses, which may be greater or less than those        10 years                                                    $1,528
shown here.

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2003, in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.20% of average daily net assets.
(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten.


                                                                                                                                   3

How we manage the Fund




Our investment strategy

We utilize a quantitative model to rank a broad universe of stocks using both growth characteristics (earnings growth, revenue growth, margin expansion, improving business fundamentals) and value characteristics (low price-to-earnings ratio, low price to book ratio, low price to cash flow ratio). Based on the ranking, we then do fundamental research on the most attractive companies. We conduct research to evaluate other aspects of a company including the quality of management, the outlook for the industry, new product lines, and competitive pressures. A combination of these two analyses is used to select stocks for the portfolio. We rely more heavily on the initial quantitative ranking in our final selection.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

For Delaware Diversified Growth Fund, we strive to identify stocks of companies that appear to have greater growth potential than the average of the companies in the S&P 500 Index. We typically evaluate a company in relation to the overall stock market as represented by the S&P 500 Index.

The investment objective of Delaware Diversified Growth Fund is to achieve capital appreciation with current income as a secondary objective. The Fund seeks to achieve this objective by investing primarily in the stocks of companies that have earnings that are increasing faster than the overall market. The Fund will generally invest in companies currently having a market capitalization of at least $3 billion, although the fund may invest in securities with lower market capitalizations. The manager seeks companies that have one or more of the following characteristics in relation to the market as represented by the S&P 500 Index:

o  higher expected earnings growth;
o  higher expected revenue growth;
o  improving earning estimates; or
o  stronger balance sheet

The manager ranks a broad universe of stocks using quantitative models that assess each company on a variety of growth and value characteristics such as those mentioned above. Generally speaking, a growth oriented strategy typically concentrates on stocks with earnings that the manager believes will grow faster than the overall market. A value orientation, on the other hand, focuses on stocks that the manager believes are undervalued in price and will eventually be recognized by the market. A composite ranking is generated which seeks to identify companies with solid or improving fundamentals and favorable valuations. The manager will then perform qualitative assessments of these companies in selecting securities that the manager believes will best help the Fund achieve its objectives. In selecting portfolio securities, the manager will structure a portfolio that is weighted towards those securities that are more highly ranked by the quantitative models.

Delaware Diversified Growth Fund's investment objective is non-fundamental. This means the Board of Trustees may change the Fund's objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we    Stocks generally offer investors the potential for capital appreciation, and may pay dividends as well.
typically invest in

------------------------------------------------------------------------------------------------------------------------------------
                        Securities                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership          Generally, we invest 85% to 100% of net assets in common
in a corporation. Stockholders participate in the                     stock. We will generally invest in companies of at least $3
corporation's profits and losses, proportionate to the                billion in market capitalization, but may also invest in
number of shares they own.                                            smaller companies.

Foreign Stocks and Depositary Receipts: Foreign stocks are            We may invest up to 20% of the Fund's net assets in foreign
those issued by a company that is located in a foreign                companies directly or indirectly through American, Global or
country, has the majority of its assets in a foreign company          European Depositary Receipts. We would typically hold
or generates the majority of its operating income in a                Depositary Receipts when we believe they offer greater
foreign country. Depositary receipts are issued by a U.S. or          appreciation potential than U.S. securities. Investing
foreign bank and represent the bank's holdings of a stated            directly in international securities is not typically a
number of shares of a foreign corporation. A Depositary               significant component of our strategy.
Receipt entitles the holder to all dividends and capital
gains earned by the underlying foreign shares. ADRs are
bought and sold the same as U.S. securities.

Repurchase agreements: An agreement between a buyer of                Typically, we use repurchase agreements as a short-term
securities, such as the Fund, and a seller of securities in           investment for the Fund's cash position. In order to enter
which the seller agrees to buy the securities back within a           into these repurchase agreements, the Fund must have
specified time at the same price the buyer paid for them,             collateral of 102% of the repurchase price. The Fund will
plus an amount equal to an agreed upon interest rate.                 only enter into repurchase agreements in which the
Repurchase agreements are often viewed as equivalent to               collateral is comprised of U.S. government securities.
cash.

Restricted securities: Privately placed securities whose              We may invest in privately placed securities including those
resale is restricted under securities law.                            that are eligible for resale only among certain
                                                                      institutional buyers without registration, commonly known as
                                                                      Rule 144A Securities.

Options and Futures: Options represent a right to buy or              If we have stocks that have unrealized gains because of past
sell a security or a group of securities at an agreed upon            appreciation, we may want to protect those gains when we
price at a future date. The purchaser of an option may or             anticipate adverse conditions. We might use options or
may not choose to go through with the transaction.                    futures to neutralize the effect of any price declines,
                                                                      without selling the security. We may also use options and
Futures contracts are agreements for the purchase or sale of          futures to quickly invest excess cash so that the portfolio
a security or a group of securities at a specified price, on          is generally fully invested.
a specified date. Unlike an option, a futures contract must
be executed unless it is sold before the settlement date.             Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.
Options and futures are generally considered to be
derivative securities.

Illiquid securities: Securities that do not have a ready              We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at                securities.
approximately the price that a fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------

The Fund may also invest in other securities, including preferred stock, real estate investment trusts, warrants and either equity or debt securities that are convertible into stocks. Please see the Statement of Additional Information for additional information on these securities as well as those listed in the table above.

Lending securities The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Fund.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions.
Borrowing money could result in the Fund being unable to meet its investment objective.

Temporary defensive positions For temporary defensive purposes, we may hold a substantial part of the Fund's assets in bonds, cash or cash equivalents. To the extent that the Fund holds these securities, it may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Fund bought and sold all of the securities in its portfolio once in the course of the year. High turnover can result in increased transaction costs and tax liability for investors and may affect the Fund's performance.

                                                                                                                                   5

The risks of investing   Investing in any mutual fund involves risk, including the risk that you may receive little or no return on
           in the Fund   your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the
                         Statement of Additional Information for further discussion of these risks and other risks not discussed here.



------------------------------------------------------------------------------------------------------------------------------------
                                Risks                                                   How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market - like the stock or bond               stocks we believe can appreciate over an extended time frame
market - will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                  predict overall stock market movements and though we may
confidence.                                                           hold securities for any amount of time, we generally do not trade for short-term purposes.

Industry and security risk is the risk that the value of              We limit the amount of the Fund's assets invested in any one
securities in a particular industry or the value of an                industry and in any individual security. We also follow a
individual stock or bond will decline because of changing             rigorous selection process before choosing securities and
expectations for the performance of that industry or for the          continuously monitor them while they remain in the
individual company issuing the stock.                                 portfolio.

Futures and options risk is the possibility that a fund may           We will not use futures and options for speculative reasons.
experience a loss if it employs an options or futures                 We may use options and futures to protect gains in the
strategy related to a security or a market index and that             portfolio without actually selling a security. We may also
security or index moves in the opposite direction from what           use options and futures to quickly invest excess cash so
the manager anticipated. Futures and options also involve             that the portfolio is generally fully invested.
additional expenses, which could reduce any benefit or
increase any loss that a fund gains from using the strategy.

Foreign risk is the risk that foreign securities may be               Investing in foreign securities is not a significant part of
adversely affected by political instability, changes in               our strategy. We may not invest more than 20% of net assets
currency exchange rates, foreign economic conditions or               in direct and indirect holdings of foreign securities.
inadequate regulatory and accounting standards.

Liquidity risk is the possibility that securities cannot be           We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------

Who manages the Fund



Investment  The Fund is managed by Delaware Management Company, a series of manager Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.65% as a percentage of average daily net assets for the last fiscal year, after giving effect to voluntary waivers by the manager.



Portfolio   J. Paul Dokas has primarily responsibility for making day-to-day
 managers   investment decisions for the Fund. When making investment decisions for the Fund, Mr. Dokas regularly consults with Christopher S. Adams and Robert E. Ginsberg.



            J. Paul Dokas, Senior Vice President/Director of Research - Quantitative, leads Delaware's Structured Products Team in the portfolio management of over $3 billion in assets. He is also responsible for quantitative research used to develop and refine existing investment services and for making asset-allocation decisions for various Delaware portfolios. He joined Delaware Investments in 1997 from Bell Atlantic Corporation, where he was Director of Trust Investment Management. He earned a bachelor's degree at Loyola College in Baltimore and a MBA degree at the University of Maryland. He is a CFA charterholder. Mr. Dokas is a member of AIMR, a member of the Society of Quantitative Analysts and a Director of the Philadelphia Society of Financial Analysts.



            Christopher S. Adams, Vice President/Senior Equity Analyst I, is a member of the portfolio construction group within the Delaware Structured Products Team. He also performs analysis and research to support the portfolio management function. He joined Delaware Investments in 1995 after several years' experience in the financial services industry in the U.S. and U.K. Mr. Adams holds both bachelor's and masters degrees in History and Economics from Oxford University, England and received a MBA with dual majors in Finance and Insurance/Risk Management from the Wharton School of the University of Pennsylvania. He is a CFA charterholder. Mr. Adams is a member of AIMR and the Philadelphia Society of Financial Analysts.



            Robert E. Ginsberg, Vice President/Senior Equity Analyst, is a member of the portfolio construction group within the Delaware Structured Products Team. He also performs analysis and research to support the portfolio management function. He joined Delaware Investments in 1997 from Andersen Consulting, where he was a consultant working primarily with financial services companies. Mr. Ginsberg graduated from the Wharton School of Business at the University of Pennsylvania with a degree in Economics with a concentration in Finance. He is currently studying for a MBA at the Wharton School of the University of Pennsylvania. Mr. Ginsberg is a CFA charterholder. He is a member of AIMR and the Philadelphia Society of Financial Analysts.

Who's who?

This shows the various organizations involved with managing, administering and servicing the Delaware Investments funds.

Board of Trustees

Investment manager
Delaware Management Company
2005 Market Street
Philadelphia, PA 19103-7094

Custodian
JPMorgan Chase Bank
4 Chase Metrotech Center
Brooklyn, NY 11245

The Fund

Distributor
Delaware Distributors, L.P.
2005 Market Street
Philadelphia, PA 19103-7094

Portfolio managers
(see page 7 for details)

Service agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

Financial intermediary wholesaler
Lincoln Financial Distributors, Inc.
2001 Market Street
Philadelphia, PA 19103-7055

                                  Shareholders

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, Delaware Diversified Growth Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.


Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDRSM) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P, Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in Institutional Class shares are available for purchase only by the the Fund following:



                  o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

                  o tax-exempt employee benefit plans of the Fund's manager or its affiliates and securities dealer firms with a selling agreement with the distributor;

                  o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

                  o a bank, trust company and similar financial institution
                    investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; or

                  o registered investment advisors investing on behalf of
                    clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients.

How to buy shares

[ENVELOPE OMITTED]
By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[WIRE OMITTED]
By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

[ARROWS OMITTED]
By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

[PERSON OMITTED]
Through your financial advisor
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will pay that day's closing share price which is based on a Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in each Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

How to redeem shares

[ENVELOPE OMITTED]
By mail
You can redeem your shares (sell them back to the fund) either by mail or by writing to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8892. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[TELEPHONE OMITTED]
By telephone
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[WIRE OMITTED]
By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[PERSON OMITTED]
Through your financial advisor
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

   How to redeem shares If you hold your shares in certificates, you must submit
            (continued) the certificates with your request to sell the shares.
                        We recommend that you send your certificates by certified mail.

                        When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request offer the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

        Account minimum If you redeem shares and your account balance falls below $250, your Fund may redeem your account after 60 days' written notice to you.

              Exchanges You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

             Dividends, Dividends and capital gains, if any, are paid annually. distributions and taxes We automatically reinvest all dividends and any capital gains.

                        Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

                        We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

     Certain management Investments by fund of funds and investment vehicles considerations that operate similarly to funds of funds

                        The Fund accepts investments from funds of funds, including those within the Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under Section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by the funds of funds and/or similar investment vehicles and will attempt to minimize any adverse effects on both the Fund and the funds of funds and/or similar investment vehicles as a result of these transactions.

Financial highlights



Institutional Class




                                                                                                                           Period
                                                                                                           Year ended    12/02/96(1)
                                      Delaware Diversified                                                       9/30     through
                                      Growth Fund                                     2001     2000     1999     1998     9/30/97
                                      ----------------------------------------------------------------------------------------------
The Financial highlights               Net asset value, beginning of period          $12.350  $10.300  $ 8.990  $10.160  $ 8.500
table is intended to help you
understand the Fund's                  Income (loss) from investment operations:
financial performance. All
"per share" information                Net investment income (loss)(2)                (0.013)  (0.032)   0.036    0.082    0.067
reflects financial results for a
single Fund share. This                Net realized and unrealized gain (loss)
information has been audited            on investments                                (5.162)   2.544    1.354   (0.755)   1.601
by Ernst & Young LLP, whose                                                          -------  -------  -------  -------  -------
report, along with the Fund's          Total from investment operations               (5.175)   2.512    1.390   (0.673)   1.668
financial statements, is                                                             -------  -------  -------  -------  -------
included in the Fund's annual          Less dividends and distributions:
report, which is available
upon request by calling                Distributions from net investment income           --   (0.012)  (0.080)  (0.076)  (0.008)
800 523-1918.
                                       Distributions from net realized gain on
                                        investments                                   (1.165)  (0.450)      --   (0.421)      --

                                       In excess of net realized gain on
                                        investments                                   (0.070)      --       --       --       --

                                       Total dividends and distributions              (1.235)  (0.462)  (0.080)  (0.497)  (0.008)
                                                                                     -------  -------  -------  -------  -------
                                       Net asset value, end of period                $ 5.940  $12.350  $10.300  $ 8.990  $10.160
                                                                                     =======  =======  =======  =======  =======
                                       Total return(3)                               (45.68%)  24.61%   15.52%   (6.91%)  19.64%

                                       Ratios and supplemental data:

                                       Net assets, end of period (000 omitted)       $10,686  $14,568  $10,886   $2,227   $2,393

                                       Ratio of expenses to average net assets         0.75%    0.75%    0.75%    0.75%    0.75%

                                       Ratio of expenses to average net assets
                                        prior to expense limitation and expenses
                                        paid indirectly                                0.82%    0.83%    0.98%    1.98%    1.40%

                                       Ratio of net investment income (loss)
                                        to average net assets                         (0.17%)  (0.26%)   0.36%    0.83%    0.91%

                                       Ratio of net investment income (loss)
                                        to average net assets prior to expense
                                        limitation and expenses paid indirectly       (0.24%)  (0.34%)   0.13%   (0.40%)   0.27%

                                       Portfolio turnover                                67%      91%     120%     163%      84%
                                      ----------------------------------------------------------------------------------------------
                                      (1) Date of initial public offering; ratios have been annualized but total return has not been annualized.
                                      (2) Per share information for the years ended September 30, 2001, 2000, 1999 and 1998 was based on the average shares outstanding method.
                                      (3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and reflects an expense waiver by the manager.

     How to read the
Financial highlights


Net investment income (loss)
Net investment income (loss)includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of a fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary







How to use this glossary   This glossary includes definitions of investment
                           terms, many of which are used throughout the
                           Prospectus. If you would like to know the meaning of
                           an investment term that is not explained in the text
                           please check the glossary.
                           -----------------------------------------------------

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Currency exchange rates
The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic and other factors.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

NASD Regulation, Inc. (NASDRSM)
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 Index
The S&P 500 Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return varies from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Diversified   Additional information about the Fund's investments will
Growth Fund            be available in the Fund's annual and semi-annual reports
                       to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current
                       Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange
                       Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the SAI, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. You may also obtain additional information about the Fund from your financial advisor.

                       You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.


                       Web site
                       www.delawareinvestments.com

                       E-mail
                       service@delinvest.com

                       Client Services Representative
                       800 510-4015

                       Delaphone Service
                       800 362-FUND (800 362-3863)

                       oFor convenient access to account information or current
                        performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

                       Investment Company Act file number: 811-4413

                       Delaware Diversified Growth Fund Symbols
                                                   CUSIP               NASDAQ
                                                   -----               ------
                       Institutional Class       24610A406             DGDIX









Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


PR-136 [--] BUR 4/02
(J8098)

                         Delaware Group Equity Funds IV

                        Delaware Diversified Growth Fund
                       Delaware Growth Opportunities Fund

              Supplement to the Statement of Additional Information
                             Dated November 30, 2001


The following amends the Statement of Additional Information in respect to the Delaware Diversified Growth Fund:


         From the commencement of operations, Delaware Management Company has elected to waive, on a voluntary basis, that portion, if any, of the annual management fee payable by the Delaware Diversified Growth Fund (the "Fund") and to pay certain of the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed, on an annual basis, 0.75% (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses). This waiver of fees and payment of expenses will be extended through April 30, 2002.

         Beginning May 1, 2002, Delaware Management Company has elected to waive, on a contractual basis, that portion, if any, of the annual management fee payable by the Fund and to pay certain of the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed, on an annual basis, 1.20% (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) through April 30, 2003.

         From the commencement of operations through April 30, 2002, Delaware Distributors, L.P. (the "Distributor") elected to voluntarily waive 12b-1 Plan expenses for each Class of the Fund. Beginning May 1, 2002, the Fund commenced paying 12b-1 Plan expenses of an amount of 0.30% of average daily net assets for Class A shares and 1.00% for Class B and Class C shares. The Distributor has contracted to waive its right to receive 12b-1 Plan expenses with respect to Class A Shares of the Fund to the extent necessary to ensure 12b-1 Plan expenses for such Class do not exceed 0.25% of average daily net assets through April 30, 2003.



This Supplement is dated May 1, 2002.